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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 1999


                             CABOT INDUSTRIAL TRUST
               (Exact Name of Registrant as Specified in Charter)


      Maryland                      1-13829                      04-3397866
(State or Other Jurisdiction       Commission                 (I.R.S. Employer
   of Incorporation)              File Number)               Identification No.)




                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108
             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     Cabot Industrial Trust's operating partnership, Cabot Industrial Properties, L.P. completed a private sale of $65 million of 8.625% Series B Cumulative Redeemable Perpetual Preferred Units at $50 per unit on April 30, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          Not applicable

     (c)  Exhibits.

          Exhibit 99.1 - Press Release Announcing Issuance of 8.625% Series B
                         Cumulative Redeemable Perpetual Preferred Units
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CABOT INDUSTRIAL TRUST


Date: April 30, 1999    By:        /s/ Neil E. Waisnor
                            ----------------------------------------------
                          Neil E. Waisnor
                          Senior Vice President--Finance, Treasurer
                          and Secretary